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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-01920________________________

Stralem Fund

(Exact name of registrant as specified in charter)

645 Madison Avenue New York, New York	10022
(Address of principal executive offices)	(Zip code)

Philippe E. Baumann

Stralem & Company Incorporated         645 Madison Avenue        New York, NY 10022

(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 888-8123

Date of fiscal year end:         October 31, 2009

Date of reporting period:       October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

STRALEM Fund

Stralem Equity Fund

(a series of Stralem Fund)

ANNUAL REPORT

October 31, 2009

STRALEM EQUITY FUND

LETTER TO SHAREHOLDERS
December 2009

Dear Shareholder,

Each year following the close of Stralem Equity Fund’s (the “Fund”) fiscal year on October 31st, we report to you on the Fund’s results and our current investment outlook.

We are delighted to report that as of October 31, 2009, the Fund received the highest Morningstar Rating™ for all Morningstar rating time periods:

© 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Stralem Equity Fund was rated against the following numbers of U.S.-domiciled Large Blend funds over the following time periods: 1694 funds in the last three years and 1352 funds in the last five years.  With respect to these Large Blend funds, Stralem Equity Fund received a Morningstar Rating of 5 stars and 5 stars for the three-, and five-year periods, respectively. Past performance is no guarantee of future results.

Portfolio Review

Stralem & Company Incorporated (“Stralem”), as investment manager of the Fund, uses the same investment strategy for all client portfolios it manages in the US Large Cap Equity StrategyTM  (“LCES”). The investment objective of the LCES is to deliver above market returns with less risk during both up and down markets. For four decades, Stralem’s success has been the result of its strict adherence to a disciplined and market-conscious investment philosophy that is fundamentally driven and quantitatively enhanced.

The Large Cap Equity StrategyTM (LCES) employs a decades old investment philosophy that is designed to deliver strong investment performance during both up and down markets with reduced volatility. The philosophy looks at market cycles, sectors and securities in a unique way predicated on the belief that there are four types of market environments in a market cycle: two types of bull markets and two types of bear markets, each characterized by momentum and valuation factors. By adapting portfolio construction to changing market environments, the philosophy has led to successfully navigating the full market cycle.

The portfolio is structured into two sectors: Up Market and Down Market. The Up Market sector contains the more aggressive, growth-oriented portion of the portfolio and is divided into three categories of companies: New Industry, New Product, and Dominant Companies. The Down Market sector is aimed at preserving capital during market declines and is divided into two categories:  Low Ratio of Price to Cash Flow and High Dividend Yield. As the cycle moves through the four different market phases, the balance between Up and Down Market stocks is adjusted to reflect the desired emphasis on capital growth versus capital preservation.

As of October 31, 2009, the overall allocation stood at 60% Up Market. During most of fiscal year 2008, the target allocation for the portfolio remained in its most defensive position with 50% of the portfolio in each of the Up and Down Market sectors (as it had been since October of 2001.) In October of 2008, we believe the market entered the beginning of a Momentum-driven Bear Market. As valuations dropped, 5% of the portfolio’s market value was shifted out of the Down Market Sector and into the Up Market Sector. This repositioning continued in November/December of 2008 and again in February/March of 2009, such that another 5% was shifted from Down into Up Market Stocks in fiscal 2009, bringing the overall allocation to 60% Up Market.

Beginning March 9th 2009, however, the market rallied significantly causing us to suspend our repositioning program as valuations rose to levels we viewed as unsubstantiated in light of what we see as a weak fundamental backdrop.

If and when stock valuations return to an attractive level, the portfolio structure is likely to shift further into Up Market stocks. A Momentum-driven Bear Market is characterized by indiscriminate selling as nervous investors seek to move out of equities. Professional investors are then able to start purchasing stocks at historically low valuations. Research is critical in this phase. In our view, only extremely high quality companies with strong balance sheets, high cash flows, low debt levels, high dividends and low payout ratios are likely to withstand both the economic downturn and potentially long recovery period and emerge successfully from the trough.

Purchases and Sales

As part of the portfolio repositioning towards Up Market stocks, the Fund made four sales and four purchases during its fiscal year. These trades occurred primarily in two waves: the first in November/December and the second in February/March when the market declined again allowing us to add Up Market stocks at attractive valuations. We sold Down Market stocks Eastman Chemical, Dow Chemical and Occidental Petroleum and purchased Up Market stocks Schlumberger, United Technologies and 3M. We also established a position in Down Market stock Kroger. In addition, we sold Up Market stock Texas Instruments and added to our position in Up Market stock Intel.  In each of our purchases, we sought extremely high quality companies with strong balance sheets, high cash flows, low debt levels, high dividend yields and low payout ratios.  We believe these are the types of companies which are likely not only to make it through what may be a protracted recovery but also to emerge even stronger as they take market share from weaker competitors and/or continue to spend on R&D while others are cutting costs.

We also used some of the proceeds from the 2008 sale of three Down Market Stocks – Progress Energy, Verizon and Whirlpool – to add to Up Market stocks General Electric, Johnson & Johnson and Procter & Gamble, three of the high-quality companies possessing the attributes described above.

Performance

For the year ended October 31, 2009, the Fund returned 8.46% before taxes and after fees and expenses vs. the S&P 500 Index’s (the “Index”) total return of 9.80% (no fees or expenses) as shown in the table below. The Fund declared and paid a dividend of $1.14 (investment income only) to shareholders of record as of October 26, 2009. Over 5 years, Stralem Equity Fund achieved an average annualized total return of 2.82% (after fees and expenses) vs. the Index’s total return of 0.33% (no fees and expenses).  Since its inception on January 18, 2000, Stralem Equity Fund has achieved an average annualized return of 1.59% (after fees and expenses) vs. the Index, which has had an average annualized total return of -1.66%.

ANNUALIZED RETURNS BEFORE TAXES AND AFTER FEES AND EXPENSES

	Average Annual Total Returns for Periods Ended 10/31/09

	1 YR	5 YRS	Since Inception*
Stralem Equity Fund-Institutional share class	8.46%	2.82%	1.59%
S&P 500 Index	9.80%	0.33%	-1.66%

*	Inception of Stralem Equity Fund Institutional share class was January 18, 2000.

CUMULATIVE RETURNS BEFORE TAXES AND AFTER FEES AND EXPENSES
	Cumulative Total Returns for Periods Ended 10/31/09

	1 YR	5 YRS	Since Inception*
Stralem Equity Fund-Institutional share class	8.46%	14.91%	16.69%
S&P 500 Index	9.80%	1.68%	-15.09%

*	Inception of Stralem Equity Fund Institutional share class was January 18, 2000.

PERFORMANCE NOTES:  Stralem Equity Fund is advised by Stralem & Company Incorporated, an independent, SEC registered investment adviser established in 1966. The performance data quoted represents past performance.  Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Portfolios can suffer losses as well as gains. Performance results are calculated on a total return basis, which includes all income from dividends and interest and realized and unrealized gains or losses.  Assuming dividends are reinvested, the growth in dollars of an investment in a period can be computed using these rates of return. Performance results for Stralem Equity Fund are stated after management fees and expenses (net) but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  Investors are urged to consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.  The Stralem Equity Fund prospectus contains a discussion of these factors and other information and should be read carefully before investing. For performance data current to the most recent month end or to receive a prospectus, please call (866) 822-9555 toll free or visit the Fund’s website at www.stralem.com. The S&P 500 Index is used to indicate the type of investment environment existing during the time periods shown. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. It is shown with dividends included and reflects no deduction for fees, expenses or taxes.

Since inception, January 18, 2000, through October 31, 2009, a $10,000 investment in the Fund would have grown (after fees and expenses) to $11,669 outperforming a $10,000 investment in the Index which would have declined (excluding fees and expenses) to $8,491.

Stralem Equity Fund vs. S&P 500 Index
Growth of $10,000
January 18, 2000 - October 31, 2009

Up Market Sector

During the twelve months ended October 31, 2009, the Up Market sector outperformed the Index on a relative basis, rising 15.62% (gross of fees) vs. 9.80% for the Index. Performance was strongest in the New Industries and Dominant Companies categories. Performance was hurt by the New Products category which was down 0.44% (gross of fees).

Down Market Sector

During the twelve months ended October 31, 2009, the Down Market sector underperformed the Index on a relative basis rising 2.45% (gross of fees) vs. 9.80% for the Index. The Low Ratio of Price to Cash Flow category outperformed on a relative basis returning 16.0% (gross of fees). The High Yield category underperformed declining 9.42% (gross of fees) for the year.

Investment Outlook

As of this letter, the market continues to advance with the S&P 500 Index up approximately 60% from its March 9th lows. We see little if any support for these valuations. Despite improvements in some short term statistics, in our view the fundamental economic backdrop continues to be weak. Aggregate demand is tepid and unlikely to improve substantially. Consumer spending is likely to remain constrained in light of low consumer confidence and high unemployment (currently at 10.2% – not including those who are underemployed or who have stopped looking for work, the figure rises to 17.8% with those segments included.) Businesses are cutting costs and reducing capital expenditures. State and local governments are running deficits and cutting services. GDP “growth” is largely the result of federal spending through fiscal stimulus programs which may or may not continue. With substantial excess capacity and the world awash in leverage, we believe that the recovery is likely to take much longer and be more painful than what the market may have “priced in."

This is the kind of investment environment that separates the wheat from the chaff. In our view, well run companies with strong balance sheets, leading market share, strong brand names,  and an abundance of cash are not only able to manage through the longer recovery but also likely to emerge stronger on the other side. These companies are poised to take advantage of the failure of their weaker competitors by buying them or acquiring their customers. They are also able to benefit from their ability to continue to innovate through the downturn while their competition is cutting R&D spending. They may also be in a position to support their own suppliers through the downturn by financing them directly thus solidifying their supply chain. We continue to focus on these well-run companies, avoiding exposure to financial companies, de-emphasizing the US consumer and positioning the portfolio to take advantage of companies that have significant exposure to international growth.

In an environment such as this, we continue to believe that focusing on high quality companies as described above is the best way to participate in growing capital when the market is going up while having the best chance of preserving capital if and when the market declines.

Please do not hesitate to contact us with any questions.

Sincerely,

Philippe E. Baumann
President, Stralem Equity Fund

This report reflects our views and opinions as of the date of this letter. These views are subject to change at any time based upon market or other conditions. It was prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which describes the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the prospectus carefully before investing.

STRALEM EQUITY FUND

PORTFOLIO INFORMATION
October 31, 2009 (Unaudited)

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS
October 31, 2009

Shares	Common Stocks — 89.5%	Value
	Consumer Discretionary — 3.2%
	Hotels, Restaurants & Leisure — 3.2%
53,300	McDonald’s Corp.	$3,123,913

	Consumer Staples — 9.9%
	Food & Staples Retailing — 4.3%
181,700	Kroger Co.	4,202,721

	Household Products — 2.1%
36,000	Procter & Gamble Co. (The)	2,088,000

	Personal Products — 3.5%
107,700	Avon Products, Inc.	3,451,785

	Energy — 12.5%
	Energy Equipment & Services — 0.9%
14,000	Schlumberger Ltd.	870,800

	Oil, Gas & Consumable Fuels — 11.6%
46,400	Chevron Corp.	3,551,456
56,900	Devon Energy Corp.	3,681,999
99,600	XTO Energy, Inc.	4,139,376
		11,372,831
	Financials — 3.4%
	Insurance — 3.4%
102,000	Loews Corp.	3,376,200

	Health Care — 10.6%
	Pharmaceuticals — 10.6%
44,700	Abbott Laboratories	2,260,479
63,500	Eli Lilly & Co.	2,159,635
37,400	Johnson & Johnson	2,208,470
217,300	Pfizer, Inc.	3,700,619
		10,329,203
	Industrials — 24.2%
	Aerospace & Defense — 4.9%
37,800	L-3 Communications Holdings, Inc.	2,732,562
33,100	United Technologies Corp.	2,033,995
		4,766,557
	Electrical Equipment — 3.3%
84,800	Emerson Electric Co.	3,201,200

	Industrial Conglomerates — 4.3%
13,700	3M Co.	1,007,909
225,000	General Electric Co.	3,208,500
		4,216,409

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 89.5% (Continued)	Value
	Industrials — 24.2% (Continued)
	Machinery — 11.7%
75,900	Caterpillar, Inc	$4,179,054
49,700	Danaher Corp.	3,391,031
72,500	Parker Hannifin Corp.	3,839,600
		11,409,685
	Information Technology — 15.0%
	Communications Equipment — 2.6%
112,700	Cisco Systems, Inc. (a)	2,575,195

	Computers & Peripherals — 6.7%
57,500	Hewlett-Packard Co.	2,728,950
31,800	International Business Machines Corp.	3,835,398
		6,564,348
	Semiconductors & Semiconductor Equipment — 2.7%
136,400	Intel Corp.	2,606,604

	Software — 3.0%
107,100	Microsoft Corp.	2,969,883

	Utilities — 10.7%
	Electric Utilities — 7.4%
228,300	Duke Energy Corp.	3,611,706
115,500	Southern Co. (The)	3,602,445
		7,214,151
	Multi-Utilities — 3.3%
80,600	Consolidated Edison, Inc.	3,278,808

	Total Common Stocks (Cost $83,485,797)	$87,618,293

Principal	United States Treasury Securities — 7.2%	Value
$7,000,000	U.S. Treasury Bills, 0.18%*, due November 19, 2009 (Cost $6,999,850)	$6,999,958

Shares	Money Market Funds — 3.4%	Value
3,345,544	Dreyfus Treasury Prime Money Market Fund, 0.00%** (Cost $3,345,544)	$3,345,544

	Total Investments at Value — 100.1% (Cost $93,831,191)	$97,963,795

	Liabilities in Excess of Other Assets — (0.1%)	(71,770)

	Net Assets — 100.0%	$97,892,025

(a)	Non-income producing.

*	Annualized yield at time of purchase, not a coupon rate.

**	Rate shown is the 7-day effective yield at October 31, 2009.

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2009

Assets
Investments, at value (Cost $93,831,191)	$97,963,795
Cash	1,491
Dividends receivable	116,129
Other	10,794
Total Assets	98,092,209

Liabilities
Payable to Investment Adviser (Note 3)	131,680
Payable to administrator (Note 3)	12,130
Accrued expenses	56,374
Total Liabilities	200,184

Net assets applicable to Institutional Class outstanding shares of beneficial interest	$97,892,025

Net asset value per share - based on 909,944 Institutional Class shares of beneficial interest outstanding (offering price and redemption price) (a)	$107.58

Analysis of Institutional Class net assets:
Paid-in capital	$97,801,269
Undistributed net investment income	41,088
Accumulated net realized loss from securities transactions	(4,082,936)
Net unrealized appreciation	4,132,604
$97,892,025

(a)	Redemption price varies based on length of time held (Note 1).

See notes to financial statements.

STRALEM EQUITY

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2009

Investment income
Dividends	$2,455,207
Interest	5,318
Total income	2,460,525

Expense
Investment advisory fees (Note 3)	962,909
Professional fees	285,873
Administration fees (Note 3)	104,445
Transfer agent fees (Note 3)	24,000
Trustees’ fees	15,000
Insurance	13,688
Registration fees	8,555
Printing	8,058
Tax (Note 1)	4,755
Other	40,739
Total expense	1,468,022
Fees voluntarily waived by the Investment Adviser (Note 3)	(17,487)
Net expense	1,450,535

Net investment income	1,009,990

Realized and unrealized gain (loss) on investments
Net realized loss from securities transactions	(2,127,639)
Net change in unrealized appreciation (depreciation) on investments	9,050,282
Net realized and unrealized gain on investments	6,922,643

Net increase in net assets resulting from operations	$7,932,633

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31,	October 31,
	2009	2008
Operations
Net investment income	$1,009,990	$1,274,247
Net realized loss from securities transactions	(2,127,639)	(1,955,297)
Net change in unrealized appreciation (depreciation) on investments	9,050,282	(31,602,850)
Net increase (decrease) in net assets from operations	7,932,633	(32,283,900)

Distributions to shareholders
Investment income, Institutional Class	(993,888)	(1,270,753)

Capital share transactions
Institutional Class
Proceeds from shares sold	18,161,674	8,518,948
Net asset value of shares issued in reinvestment of distributions	905,804	1,012,588
Payments for shares redeemed	(16,569,191)	(18,433,111)
Net increase (decrease) in Institutional Class net assets from capital share transactions	2,498,287	(8,901,575)

Total increase (decrease) in net assets	9,437,032	(42,456,228)
Net assets at beginning of year	88,454,993	130,911,221

Net assets at end of year	$97,892,025	$88,454,993

Undistributed net investment income at end of year	$41,088	$24,986

Capital share activity
Institutional Class
Shares sold	190,471	76,998
Shares reinvested	8,242	10,474
Shares redeemed	(171,342)	(149,405)
Net increase (decrease) in shares outstanding	27,371	(61,933)
Shares outstanding, beginning of year	882,573	944,506
Shares outstanding, end of year	909,944	882,573

See notes to financial statements.

STRALEM EQUITY FUND
INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period)

	Year Ended October 31,				Ten Months Ended October 31,		Year Ended December 31,
	2009	2008	2007	2006	2005		2004
Net asset value, beginning of period	$100.22	$138.60	$122.32	$113.01	$104.45		$91.41

Income (loss) from investment operations:
Net investment income	1.16	1.54	1.01	0.84	0.19		0.72
Net gains (losses) on securities	7.34	(38.39)	16.32	9.31	8.56		13.03
Total from investment operations	8.50	(36.85)	17.33	10.15	8.75		13.75

Less distributions:
Dividends from net investment income	(1.14)	(1.53)	(1.00)	(0.84)	(0.19)		(0.71)
Distributions from realized gains	—	—	(0.05)	—	—		—
Total distributions	(1.14)	(1.53)	(1.05)	(0.84)	(0.19)		(0.71)

Net asset value, end of period	$107.58	$100.22	$138.60	$122.32	$113.01		$104.45

Total return (a)	8.46%	(26.55)%	14.18%	8.98%	8.38%	(b)	15.05%

Ratios/supplemental data:
Net assets, end of period (000’s)	$97,892	$88,455	$130,911	$77,080	$60,690		$47,026
Ratio of net expenses to average net assets	1.73% (c)	1.53%	1.53%	1.70%	1.57%	(b)	1.86%
Ratio of net investment income to average net assets	1.21%	1.10%	0.83%	0.76%	0.18%	(b)	0.81%
Portfolio turnover rate	21%	22%	22%	18%	18%	(b)	26%

(a)
Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Absent advisory fees voluntarily waived by the Investment Adviser, the ratio of expenses to average net assets would have been 1.76% for the year ended October 31, 2009 (Note 3).

See notes to financial statements.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2009

1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Stralem Equity Fund (the “Fund”) is a non-diversified series of Stralem Fund (the “Trust”), a Delaware statutory trust reorganized on April 30, 1999 with authority to issue an unlimited number of shares (par value $0.01) of beneficial interest.  The Trust is an open-end management investment company registered under the Investment Company Act of 1940.

The Fund’s investment objective is long-term capital appreciation.

The Fund’s two classes of shares,  the Institutional Class and the Adviser Class, represent an interest in the same portfolio of securities and have the same rights, but differ primarily in the expenses to which they are subject and have differing investment minimums.  The Adviser Class shares are subject to a distribution (12b-1) fee of up to 0.25% of the Fund’s average daily net assets attributable to Adviser Class shares and require a $1,000 initial investment, whereas the Institutional Class shares are not subject to any distribution (12b-1) fees and require a $250,000 initial investment.

The Institutional Class, which is presented in these financial statements, commenced operations on January 18, 2000 and the Adviser Class had not commenced operations as of October 31, 2009. The Adviser Class has since commenced operations as of November 13, 2009.

Investment valuation:

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a frame work for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs
Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Securities that are traded on U.S. stock exchanges are generally valued at the last reported sales price.  If there have been no sales on any business day, a security is valued at the closing bid quote.  U.S. Treasury Bills and other short-term debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value.  Investments in money market funds are valued at net asset value.

Securities without a readily available price quotation may be priced at fair value as determined in good faith by the management of the Fund.  Such valuation would be initiated in instances when prices of individual portfolio securities are “not readily available,” the market for a security is not active or when there is an occurrence of a “significant event” that occurs after market closings but before the Fund’s NAV is determined.  Such fair value pricing is determined according to procedures adopted by the Board of Trustees.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment transactions and income:

Security transactions are accounted for on the trade date.  Realized gains and losses on sales of investments are calculated on a specific identification basis.  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.

Share valuation:

The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.  The offering price and redemption price per share of each class of the Fund is equal to the net asset value per share of each class, except that shares of each class are subject to a redemption fee of 1.00% if redeemed within 60 days of purchase beginning on July 1, 2009. During the period July 1, 2009 through October 31, 2009, no redemption fees were charged by the Fund.

Allocation between classes:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Income taxes:

The Fund’s policy is to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, only nominal federal income taxes and excise taxes were paid by the Fund.

The Fund recognizes tax benefits or expenses of uncertain tax positions in the year such determination is made when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the Fund’s tax positions for all open tax years (tax years ended October 31, 2006 through October 31, 2009) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

2.   FAIR VALUE MEASUREMENT

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2009:

Valuation Inputs

Level 1 – Quoted prices in active markets for identical securities	$90,963,837
Level 2 – Other significant observable inputs	6,999,958
Level 3 – Significant unobservable inputs	—
Total	$97,963,795

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2009 by security type, as required by GAAP:

	Level 1	Level 2	Level 3	Total
Common Stocks	$87,618,293	$—	$—	$87,618,293
United States Treasury Securities	—	6,999,958	—	6,999,958
Money Market Funds	3,345,544	—	—	3,345,544
Total	$90,963,837	$6,999,958	$—	$97,963,795

See the Fund’s Schedule of Investments for a listing of the securities valued using Level 1 and Level 2 inputs by security and industry type, as required by GAAP.

3.   RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement with Stralem & Company Incorporated (the “Investment Adviser”), the Fund pays the Investment Adviser an annual advisory fee, payable quarterly, based on the average weekly net assets of the Fund, equal to 1.25% of the first $50 million of such net assets, 1.00% of the next $50 million of such net assets and 0.75% of such net assets in excess of $100 million.  Certain officers and a Trustee of the Trust are also officers of the Investment Adviser.

Effective November 13, 2009, the Investment Adviser agreed to reduce its advisory fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund’s annual ratio of expenses to average net assets at no greater that 1.50% for Institutional Class shares and 1.75% for Adviser Class shares.  This contractual obligation expires March 1, 2011 but may be renewed for additional time periods by mutual agreement. For the year ended October 31, 2009, the Adviser voluntarily reduced its advisory fees by $17,487.

The Investment Adviser may recover advisory fee reductions and/or expense reimbursements on behalf of the Fund, but only for a period of three years after the fee reduction and/or expense reimbursement, and only if such recovery will not cause the Fund’s ratio of expenses to average net assets with respect to Institutional Class shares and Adviser Class shares to exceed 1.50% and 1.75%, respectively.  The Investment Adviser is not entitled to recover fee reductions prior to November 13, 2009.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties.  Ultimus also maintains the records of each shareholder’s account, processes purchases and redemptions of the Fund’s shares and acts as dividend and distribution disbursing agent.  For the performance of administrative and accounting services, the Fund pays Ultimus a fee at the annual rate of 0.125% on the first $500 million of its average daily net assets and 0.10% on such net assets in excess of $500 million, subject to a minimum fee of $6,000 per month if the Fund offers one class of shares, or $12,000 if the Fund offers two classes of shares.  Ultimus, in its role as transfer agent, receives an annual fee of $15 to $20 per shareholder account, depending on the type of account, subject to a minimum fee of $1,500 per month.  In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.  The Fund also pays $6,000 annually to Ultimus to provide the Fund with the ability to access Fund/SERV and Networking through National Securities Clearing Corporation.

Pursuant to a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus.  The Distributor does not receive a fee from the Fund or the Investment Adviser for its distribution services.  Certain officers of the Trust are also officers of Ultimus and the Distributor.

4.  DISTRIBUTIONS TO SHAREHOLDERS

Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in October.  The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP. The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was ordinary income.

5.   INVESTMENT TRANSACTIONS

During the year ended October 31, 2009, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $18,573,473 and $16,365,162, respectively.

The following information is computed on a tax basis for each item as of October 31, 2009:

Cost of portfolio investments	$93,831,191
Gross unrealized appreciation	$11,492,176
Gross unrealized depreciation	(7,359,572)
Net unrealized appreciation	4,132,604
Undistributed ordinary income	41,088
Capital loss carryforwards	(4,082,936)
Distributable earnings	$90,756

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2009, capital loss carryforwards of $4,082,936 are available to offset future realized capital gains, if any, prior to distribution to shareholders.  These capital loss carryforwards of $1,955,297 and $2,127,639 expire October 31, 2016 and October 31, 2017, respectively.

6.   CONTINGENCIES AND COMMITMENTS

The Trust’s Trust Instrument provides that the Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

7.   RECENT ACCOUNTING PRONOUNCEMENT

Effective July 1, 2009, the FASB Accounting Standards Codification (“Codification”) is the single source of authoritative nongovernmental GAAP.  Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants.  Codification is effective for interim and annual periods ending after September 15, 2009.  The Fund’s accounting policies were not affected by conversion to the Codification.

8.   SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements on December 16, 2009.

STRALEM EQUITY FUND
INDEPENDENT AUDITORS’ REPORT

Trustees and Shareholders
Stralem Equity Fund

We have audited the accompanying statement of assets and liabilities of Stralem Equity Fund (the "Fund"), including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stralem Equity Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Eisner LLP

New York, New York
December 16, 2009

STRALEM EQUITY FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses, which are deducted from the Fund’s gross income.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2009) and held until the end of the period (October 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period*

Institutional Shares
Based on Actual Fund Return	$1,000.00	$1,197.90	$9.53
Based on Hypothetical 5% Return	$1,000.00	$1,016.53	$8.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.72% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STRALEM EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)

TRUSTEE COMPENSATION

	Aggregate Compensation From the Fund For the Year Ended October 31, 2009	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees
Philippe E. Baumann	None	None	None	None
Kenneth D. Pearlman	$5,000	None	None	$5,000
Michael T. Rubin	$5,000	None	None	$5,000
Jean Paul Ruff	$5,000	None	None	$5,000

None of the Trustees and officers of the Fund receives any compensation, other than Trustees’ fees, from the Fund.  Each Trustee receives a fee of $1,000 for each regularly scheduled meeting attended in person. As an interested person of the Fund, Mr. Baumann receives no compensation for his service as a Trustee.  In addition, the Fund reimburses the Trustees for their out-of-pocket expenses incurred on Fund business.  There are generally at least four meetings per year. No Trustees’out-of-pocket expenses were claimed or reimbursed during the fiscal year ended October 31, 2009.

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling toll free (866) 822-9555, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.  The Fund’s proxy voting record for the most recent 12-month period ended June 30th is available from the SEC’s website at www.sec.gov or upon request by calling the Fund at (866) 822-9555.

QUARTERLY PORTFOLIO HOLDINGS

The Fund’s Forms N-Q containing a complete schedule of portfolio holdings as of the end of the first and third quarters of each fiscal year is available on the SEC’s website at http://www.sec.gov or is available upon request, without charge, by calling toll free at (866) 822-9555. The Fund’s Forms NQ may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0338.

HOUSEHOLDING

The Fund will generally send only one copy of the Prospectus, proxy material, annual report and semi-annual report to shareholders residing at the same “household.” This reduces Fund expenses which benefits all shareholders, minimizes the volume of mail you receive and eliminates duplicates of the same information. If you need additional copies or do not want your mailings to be “householded,” please send us a written request or call us toll free at (866) 822-9555.

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited)

The Board is responsible for oversight of the Fund.  The officers of the Trust are responsible for the day-to-day operations of the Fund.  The table below sets forth information about the Trustees and executive officers of the Trust.  Unless otherwise noted, each Trustee’s and officer’s address is 645 Madison Avenue, New York, New York 10022.  Each Trustee and officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.  No Trustee holds any directorships of any other investment company registered under the 1940 Act or any company whose securities are registered under the Securities Exchange Act of 1934 or who file reports under that Act.

Name, Age and Address	Position(s) held with the Trust	Length of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen
Independent Trustees
Kenneth D. Pearlman (79)	Trustee	37 years	Retired	1
Michael T. Rubin (68)	Trustee	12 years	Retired	1
Jean Paul Ruff (74)	Trustee	30 years	President and Chairman of Hawley Fuel Coal, Inc.	1
Interested Trustee
+ Philippe E. Baumann (79)*	Trustee and President	37 years	Executive Vice President and Director of the Adviser	1
Executive Officers
- Hirschel B. Abelson (76)	Senior Assistant Treasurer	21 years	President and Director of the Adviser
Mark J. Seger (48) 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	Treasurer	2 years	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Philippe Labaune (41)	Vice President	12 years	Vice President and Trader of the Adviser
- Adam Abelson (41)	Vice President	9 years	Vice President and Senior Portfolio Manager of the Adviser
+ Andrea Baumann Lustig (50)	Vice President	2 years	Vice President and Director of Private Client Asset Management of the Adviser
John F. Splain (53) 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	Secretary	2 years	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Joann Paccione (52)	Chief Compliance Officer, Senior Assistant Secretary and Senior Assistant Treasurer	20 years	Chief Compliance Officer of the Adviser

*	Interested person, as defined in the 1940 Act, by reason of relationship as control person, officer and director of the Adviser.

**	Includes service as a director or officer of Stralem Fund, Inc., a Delaware corporation and the Trust’s prior corporate identity.

-	Adam Abelson is the son of Hirschel B. Abelson.

+	Andrea Bauman Lustig is the daughter of Philippe E. Baumann.

STRALEM EQUITY FUND

INVESTMENT ADVISER

Stralem & Company Incorporated
645 Madison Avenue
New York, NY 10022
Telephone (212) 888-8123
Fax (212) 888-8152

This report is prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which describes the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein.  The Fund can suffer losses as well as gains.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

Upon careful review of the credentials of the audit committee members, the registrant’s board of trustees has determined that although the audit committee members have sufficient financial expertise to address any issues that are likely to come before the audit committee, no one member meets the technical definition of an audit committee financial expert.  After discussion and evaluation of the accounting environment in which the registrant operates the audit committee members determined that it is not essential that the registrant appoint an additional trustee who would qualify as an audit committee financial expert.  If the audit committee members determine that it is necessary to obtain the advice of an audit committee financial expert, they will consider appointing such a person.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $36,000 and $40,000 with respect to the registrant’s fiscal years ended October 31, 2009 and October 31, 2008, respectively.

(b)
Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $17,000 and $14,510 with respect to the fiscal years ended October 31, 2009 and October 31, 2008, respectively.  The services comprising these fees are related to compliance with the US Patriot Act, review of the registrant’s anti-money laundering compliance policies and procedures, review of semi-annual financial statements and periodic security counts, and attendance at audit committee meetings.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $11,000 and $10,700 with respect to the registrant’s fiscal years ended October 31, 2009 and October 31, 2008, respectively.  The services comprising these fees relate to tax planning, compliance and the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended October 31, 2009 and October 31, 2008, aggregate non-audit fees of $11,000 and $10,700, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended October 31, 2009 and October 31, 2008, aggregate non-audit fees of $17,000 and $12,750, respectively, were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s audit committee of the board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Stralem Fund

By (Signature and Title)*	/s/ Philippe E. Baumann
Philippe E. Baumann, President

Date          December 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Philippe E. Baumann
Philippe E. Baumann, President

Date           December 21, 2009

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date _        December 21, 2009

* Print the name and title of each signing officer under his or her signature.